SEVENTH AMENDMENT TO
                         RESTATED PARTNERSHIP AGREEMENT
                              KINGS DOMINION LODGE,

                            Effective: April 24, 1997

     Seventh Amendment to Restated Partnership Agreement made with effect this 24th day of April, 1997, by and between Janus Industries, inc., successor by merger to The Beck Group Management Corporation fka Beck Hospitality, Inc. ("Janus") and Elbe Properties.

                                   WITNESSETH:

     WHEREAS, The Beck Group Incorporated and Elbe Properties entered into a Restated General Partnership Agreement dated with effect January 13, 1986 (the "Agreement"); and

     WHEREAS, the Agreement was amended by First Amendment dated January 13, 1986; Second Amendment dated December 31, 1986; Third Agreement dated December 31, 1988; Fourth Amendment dated December 31, 1988; Fifth Amendment dated June 1, 1990; and Sixth Amendment dated January 1, 1992 (collectively the Agreement and all amendments shall be called the "Partnership Agreement"); and

     WHEREAS, Janus has succeeded by merger to the interest of The Beck Group Management Corporation fka Beck Hospitality, Inc. in the partnership and the parties hereto desire to amend the Partnership Agreement to reflect such succession by Janus.

     NOW, THEREFORE, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto agree as follows:

     1. Paragraph 6 of the Partnership Agreement shall be modified to read as follows:

          "6. The names and addresses of the General Partners are as follows:

              Name                       Address
              ----                       -------
              Janus Industries, Inc.     Executive Court II, Suite 232
                                         2300 Corporate Boulevard NW
                                         Boca Raton, Florida 33431

              Elbe Properties            8534 E. Kemper Road
                                         Cincinnati, OH 45249

     2. The allocation of profits, losses and cash flow provided in Paragraph 8 of the Partnership Agreement shall be modified as follows:

             Janus                       85.0%
             Elbe Properties             15.0%

     3. Other than as provided above, the Partnership Agreement shall remain unaltered, in full force and effect.

     Signed with effect on the day and year first above written.

                                 Janus Industries, Inc., a Delaware corporation

                                 By: /s/ JAMES BISHOP
                                    -------------------------------------------
                                     James Bishop, President

                                 Elbe Properties, an Ohio general partnership

                                 By: /s/ LOUIS S. BECK
                                    -------------------------------------------
                                     Louis S. Beck, General Partner

                      MODIFICATION OF PARTNERSHIP AGREEMENT

                   AND CONSENT TO PAY FEES FOR PRIOR SERVICES

     Agreement made with effect the first day of April, 1985 by and between KINGS LODGE CORPORATION (formerly Kings Dominion Corporation), a Virginia corporation (hereinafter called "Kings") and THE BECK GROUP INCORPORATED, a Virginia corporation (hereinafter called "Beck").

                              W I T N E S S E T H:

     WHEREAS, Kings and Beck entered into a general partnership agreement dated June 1, 1976 (the "Partnership Agreement"), wherein Kings and Beck formed a Virginia general partnership called Kings Dominion Lodge (hereinafter called "KDL"); and

     WHEREAS, Beck and Kings desire to modify the Partnership Agreement; and

     WHEREAS, The Beck Group Management Corporation (hereinafter called "Corporation") and Beck have a unity of ownership; and

     WHEREAS, Beck would like to have KDL pay certain sums to Corporation for prior services rendered by Corporation to KDL and seeks the consent of Kings to pay same.

     NOW, THEREFORE, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto hereby agree as follows:

     1. Kings and Beck hereby amend the first sentence of Paragraph 9 of the Partnership Agreement to read as follows:

          "9. The net earnings and losses of the Partnership for each fiscal year shall be allocated seventy percent (70%) to Beck and thirty percent (30%) to Kings; provided, however, that in the fiscal year ending March 31, 1986, the net earnings and losses of the Partnership shall be allocated one hundred percent (100%) to Beck and zero percent (0%) to Kings."

     2. Other than as provided above, the Partnership Agreement shall remain in full force and effect, without modification.

     3. Pursuant to the terms of Paragraph 10 of the Partnership Agreement, Kings hereby gives its consent for Beck to cause KDL, during KDL's fiscal year ending March 31, 1986, to pay to Corporation such sum or sums as Beck and Corporation reasonably determine will compensate Corporation for prior services rendered by Corporation to KDL.

     Signed with effect on the day and year first above-written.


                                             KINGS DOMINION LODGE

                                             By: /s/ NELSON SCHWAB
                                                 -----------------------------
                                                 Nelson Schwab


                                             THE BECK GROUP INCORPORATED

                                             By: /s/ LOUIS S. BECK
                                                 -----------------------------
                                                 Louis S. Beck

                  SECOND MODIFICATION OF PARTNERSHIP AGREEMENT

                         RESTATED PARTNERSHIP AGREEMENT

     Agreement made with effect the 13th day of January, 1986, by and between The Beck Group Incorporated, a Virginia corporation (hereinafter called "Beck Group"); and Elbe Properties, an Ohio general partnership (hereinafter called "Elbe").

                                   WITNESSETH:

     WHEREAS, Kings Lodge Corporation, formerly Kings Dominion Corporation, a Virginia corporation (hereinafter called "Kings") and Beck Group entered into a general partnership agreement dated June 1, 1976 (the "Agreement"), wherein Kings and Beck Group formed a Virginia general partnership called Kings Dominion Lodge (hereinafter called "KDL"); and

     WHEREAS, Kings and Beck Group did modify the Agreement by Modification of Partnership Agreement dated with effect April 1, 1985 (the "Modification"); and

     WHEREAS, Elbe has effective this day purchased all the right, title and interest of Kings in KDL; and

     WHEREAS, the parties hereto desire to delete all of the terms and provisions of the Agreement, as previously modified by the Modification (collectively the "Partnership Agreement") and to entirely restate the same.

     NOW, THEREFORE, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto agree as follows:

                         RESTATED PARTNERSHIP AGREEMENT
                              KINGS DOMINION LODGE

     This Restated Partnership Agreement, entered into with effect this 13th day of January, 1986, by and between The Beck Group Incorporated, a Virginia corporation (hereinafter sometimes referred to as "Beck") and Elbe Properties, an Ohio general partnership (hereinafter sometimes referred to as "Elbe").

                                   WITNESSETH:

     WHEREAS, the parties hereto do hereby agree to delete the terms and provisions of the Partnership Agreement and to restate same; and

     WHEREAS, the parties desire to enter into a Restated Partnership Agreement for the ownership and operation of the real property described on the attached Exhibit A (the "Real Property").

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The parties hereto hereby form a General Partnership composed of the parties hereto, as General Partners, pursuant to the General Partnership Act of the Commonwealth of Virginia (the "Partnership").

     2. The Partnership shall be conducted under the firm name and style of "Kings Dominion Lodge". The principal place of business of the Partnership will be Hanover County, Virginia or such other place as the General Partners may decide.

     3. The purpose and business of the Partnership shall be:

          A. to erect, construct, operate, manage, maintain and repair a lodge of approximately two hundred fifty (250) units and a restaurant on the Real Property;

          B. to buy, own, sell, convey, assign, mortgage or lease any personal property necessary to the operation of the abovesaid lodge and restaurant;

          C. to borrow money and issue evidences of indebtedness in furtherance of any or all of the objectives of its business; to secure the same by mortgage, pledge or other lien; and

          D. to enter into any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to the accomplishments of the purposes of this Partnership.

     4. The term of the Partnership shall begin as of the execution date of this Agreement and shall continue thereafter indefinitely subject to termination pursuant to the provisions of the Uniform Partnership Act of the Commonwealth of Virginia and also pursuant to the termination provisions hereinafter set forth.

     5. From time to time, Beck Group shall prepare for execution by the partners a Certificate of Partnership or Amended Certificate of Partnership and cause the same to be filed in accordance with applicable law.

     6. The names and addresses of the General Partners are as follows:

                         The Beck Group Incorporated
                         8534 E. Kemper Road
                         Cincinnati, Ohio 45249

                         Elbe Properties
                         8534 E. Kemper Road
                         Cincinnati, Ohio 45249

     7. A. Each of the partners shall have a capital account on the books of the Partnership.

          B. Additional contributions to the capital of the Partnership shall be made as the partners shall mutually agree.

          C. No withdrawals or distributions from the capital accounts shall be made to the partners except upon termination of the Partnership.

     8. The net earnings and losses of the Partnership for each fiscal year shall be allocated seventy per cent (70%) to Beck Group and thirty per cent (30%) to Elbe. Cash flow arising with respect to each fiscal year of the Partnership shall be distributed to the partners on the basis of a seventy per cent (70%) distribution to Beck Group and a thirty per cent (30%) distribution to Elbe, provided no such distribution shall be made to the extent the operations of the Partnership's business are impaired. Distribution shall be made from time to time with respect to each fiscal year. For purposes of this Agreement, "cash flow" shall mean the operating profits of the Partnership as determined in accordance with generally accepted accounting principles consistently applied.

     9. Beck Group shall be the Managing Partner of the Partnership and shall be vested with the following duties:

          A. to account faithfully and fully to the partners with respect to all property of the Partnership and to furnish to each of the partners from time to time accounting and operating reports;

          B. to manage the affairs of the Partnership, including the development and operation of the lodge, to employ, discharge and fix the compensation for all personnel required in the conduct of the Partnership business, and to enter into contracts for the operating of the Partnership and including, without limitation, contracts for the day-to-day operation of the lodge and leasing of the lodge facilities;

          C. to designate those agents of the Partnership who shall have authority to bind the Partnership with reference to extensions of credit, bank transactions, and agreements of any nature;

          D. to administer all labor relations matters relating to the Partnership, to promulgate and make policy and other decisions with respect to such labor relations, and to be responsible for the determination of all issues, matters and disputes which might arise between the Partnership and any of its employees; and

          E. to borrow funds for and on behalf of and in the name of the Partnership, and in connection therewith to execute notes, assignments, deeds of trusts/mortgages, affidavits, agreements and other related documents.

          Beck Group shall not: (i) assign Partnership property in trust for creditors or on the assignee's promise to pay the debts of the Partnership, nor confess any judgment against the Partnership; or (ii) commence construction of any building on the Real Property without written approval of the plans and specifications for such building from the other partners.

     10. At such place as she partners may from time to time select, there shall be kept books of account, in which shall be entered fully and accurately each and every transaction of the Partnership, in accordance with generally accepted accounting principles consistently applied. All partners shall have the right to inspect and examine such books at all reasonable times. The books shall be closed, balanced and audited at the end of each fiscal year. Annual statements showing the Partnership profits and losses for the fiscal year and indicating the share of profit or loss of each partner for income tax purposes shall be prepared and distributed to all the partners within a reasonable time after the close of each fiscal year.

     11. The funds of the Partnership shall be deposited in a separate bank account at a banking institution in the name of the Partnership and no funds not belonging to the Partnership shall be commingled with funds of the Partnership. The partners, or their duly authorized agents, shall be authorized to draw checks upon said account and shall arrange for the appropriate conduct of such Partnership bank account; provided, however, that no funds shall be withdrawn from any such account except for a purpose provided for in this Agreement.

     12. The Partnership shall be dissolved without breach of this Agreement upon the happening of any one of the following events:

          A. the decision of all of the partners to dissolve the Partnership;

          B. a sale of the Real Property with final cash payment received.

     13. Upon any event of dissolution of the Partnership specified above in Paragraph 12, the Partnership business shall be terminated, its liabilities discharged, and its property distributed as hereinafter described. A proper accounting shall be made of the accounts of the Partnership and of each Partner thereto, and of the Partnership net income or Partnership net losses from the date of the last previous accounting to the date of dissolution.

          The partners shall proceed to wind-up and terminate the Partnership affairs or may appoint a Liquidating Trustee and such Liquidating Trustee shall have all the rights, powers and duties of the Partners in acting as the Liquidating Trustee.

          A reasonable period of time shall be allowed for the orderly termination of the Partnership's business, discharge of its liabilities and distribution of its remaining property so as to enable the Partnership to minimize the normal losses of a liquidation process.

          Upon the dissolution or termination of the Partnership, for any reason and by any means, the proceeds of such liquidation shall be applied and distributed in the following order of priority:

          A. to the payment of debts and liabilities of the Partnership (other than any loans or advances that may have been made by any partner) and to the expenses of liquidation or of the Liquidating Trustee;

          B. to the setting up of any reserves which the partners or Liquidating Trustee may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership or of the partners, arising out of or in connection with the Partnership;

          C. to the payment of loans made by any partner;

          D. to the payment of the partners' positive capital accounts on the books of the Partnership; and

          E. any balance then remaining shall be distributed to the partners in accordance with the amounts of their respective percentage interests in the sharing of profits of the Partnership.

     14. This Partnership Agreement shall not be construed to prevent or in any way limit the unrestricted rights of the parties to engage in and carry on any form or manner of other similar enterprise to that of the Partnership.

     15. Each partner may charge to the Partnership reasonable management expenses, provided such expenses have been approved in advance by the other partners. An affiliate of a partner may be hired for management duties, provided the fees charged are commercially reasonable.

     16. Any and all notices called for under this Partnership Agreement shall be deemed adequately given only if in writing and sent by registered or certified mail, postage prepaid, to the party or parties for whom such notices are intended. All such notices, in order to be effective, shall be addressed to the last address of record on the Partnership books.

     17. Interests in this Partnership Agreement are not assignable by any partner without the consent of all partners. All partnership decisions not made by Beck Group under Paragraph 9 shall be voted upon by the partners based upon their percentage sharing of profits and losses, with a majority vote required.

     18. No amendment nor modification of this Agreement shall be made except by instrument in writing duly signed by the parties hereto.

     19. This Agreement shall be construed in accordance with the laws of the Commonwealth of Virginia.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                               ELBE PROPERTIES

                                               By: /s/ LOUIS S. BECK
                                                   -----------------------
                                               Louis S. Beck, duly
                                               authorized general partner


                                               THE BECK GROUP INCORPORATED

                                               By: /s/ LOUIS S. BECK
                                                   -----------------------
                                               Louis S. Beck, President

                                   EXHIBIT "A"

ALL that piece or parcel of land lying and being in Beaverdam District, Hanover County, Virginia, to the East of the right of way for Interstate 95 containing
10.5 acres as shown on the plat of Associated Engineers & Surveyors Ltd. dated July 29, 1976, and revised August 6, 1976 and August 12, 1976, a copy which is recorded herewith and made a part hereof and being more particularly described as follows:

BEGINNING at a point at a rod(s) on the right-of-way line of Frontage Road approximately 1,344 feet, more or less, from the south line of Route 30; thence in an easterly direction north 90(degrees) 00' 00" east 597.09 feet to a rod(s); thence in a southerly direction south 00(degrees) 00' 00" east 762.25 feet to a rod(s); thence in a westerly direction south 84(degrees) 55' 21" west 542.75 feet to a rod(s); thence in northerly direction fronting on the right-of-way to Frontage Road north 06(degrees) 03' 30" west 557.03 feet to a Virginia Department of Highways right-of-way monument; thence in a northerly direction along the arc of a curve with a radius of 1,115.12 feet fronting on the right-of-way to Frontage Road 240.99 feet to a rod(s); thence in a northerly direction north 6(degrees) 19' 26" est 15.95 feet to a rod(s) to the place and point of beginning.

BEING the same real estate conveyed to Kings Dominion Lodge, a Virginia general partnership, by Deed from Family Leisure Centers, Inc., an Ohio corporation, dated August 5, 1976 and recorded in the Clerk's Office of the Circuit Court of Hanover County, Virginia, in Deed Book 405. Page 330.

TOGETHER WITH a sixteen (16) foot sanitary sewer easement across the lands of Family Leisure Centers, Inc., described as follows:

ALL that piece or parcel of land lying and being in Beaverdam District, Hanover County, Virginia, to the East of the right-of-way for Interstate 95, containing
0.428 acres as shown on plat entitled "Plat Showing, a 16' Sanitary Sewer Easement Across 'Kings Dominion' in Beaverdam Dist., Hanover County, Virginia" prepared by Associated Engineers & Surveyors Ltd. and dated August 3, 1976, a copy of which is recorded herewith and made a part hereof.

BEING the same easement conveyed to Kings Dominion Lodge by deed from Family Leisure Centers, Inc. dated August 5, 1976 and recorded in the Clerk's Office of the Circuit Court of Hanover County, Virginia, in Deed Book 405, Page 334.

                               SIXTH AMENDMENT TO
                         RESTATED PARTNERSHIP AGREEMENT
                              KINGS DOMINION LODGE,

                           Effective: January 1, 1992

     Sixth Amendment to Restated Partnership Agreement made with effect this 1st
day  of  January,   1992,  by  and  between  Beck   Hospitality,   Inc.   ("Beck
Hospitality"), Carl Beck ("C. Beck") and Elbe Properties.

                               W I T N E S S E T H

     WHEREAS, The Beck Group Incorporated and Elbe Properties entered into a Restated General Partnership Agreement dated with effect January 13, 1986 (the "Agreement"); and

     WHEREAS, C. Beck was admitted as a partner and the Agreement was amended by First Amendment To Restated Partnership Agreement dated with effect July 15, 1986 (the "First Amendment"); and

     WHEREAS, the Agreement was amended by First Amendment dated January 13, 1986; Second Amendment dated December 31, 1986; Third Agreement dated December 31, 1988; Fourth Amendment dated December 31, 1988 and Fifth Amendment dated June 1, 1990 (collectively the Agreement and all amendments shall be called the "Partnership Agreement"); and

     WHEREAS, Elbe Properties has purchased all of C. Beck's interest in the partnership and the parties hereto desire to amend the Partnership Agreement to reflect said purchase by Elbe Properties.

     NOW, THEREFORE, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto agree as follows:

     1. Paragraph 6 of the Partnership Agreement shall be modified to read as follows

          "6. The names and addresses of the General Partners are as follows:

              Name                       Address
              ----                       -------
              Beck Hospitality, Inc.     8534 E. Kemper Road
                                         Cincinnati, OH 45249

              Elbe Properties            8534 E. Kemper Road
                                         Cincinnati, OH 45249

     2. The allocation of profits, losses and cash flow provided in Paragraph 8 of the Partnership Agreement shall be modified as follows:

              Beck Hospitality, Inc.     85.0%
              Elbe Properties            15.0%

     3. Other than as provided above, the Partnership Agreement shall remain unaltered, in full force and effect.

     Signed with effect on the day and year first above written.

     Witnesses:                             BECK HOSPITALITY, INC.

      /s/ [ILLEGIBLE]                       /s/ LOUIS S. BECK
     --------------------                   --------------------------------
      /s/ [ILLEGIBLE]                       Louis S. Beck, President
     --------------------
      /s/ [ILLEGIBLE]                       ELBE PROPERTIES, an Ohio
     --------------------                   General Partnership
      /s/ [ILLEGIBLE]
     --------------------                   /s/ LOUIS S. BECK
                                            --------------------------------
                                            Louis s. Beck, General Partner


Withdrawing General Partner:

AGREED:

/s/ CARL BECK
---------------------
Carl Beck

This instrument was prepared by:
Charles W. Thornton, Esq.
8534 East Kemper Road
Cincinnati, Ohio 45249

                               FIFTH AMENDMENT TO
                         RESTATED PARTNERSHIP AGREEMENT

                              KINGS DOMINION LODGE

                                  June 13, 1990

     Fifth Amendment to Restated Partnership Agreement made with effect this 13th day of June, 1990 by and between Beck Hospitality, Inc. ("Beck Hospitality"), formerly known as The Beck Group Management Corporation ("Beck Management"), and Carl Beck ("C. Beck").

                                  WITNESSETH:

     WHEREAS, The Beck Group Incorporated and Elbe Properties entered into a Restated General Partnership Agreement dated with effect January 13, 1986 (the "Agreement"); and

     WHEREAS, C. Beck was admitted as a partner and the Agreement was amended by First Amendment To Restated Partnership Agreement dated with effect July 15, 1986 (the "First Amendment"); and

     WHEREAS, the Agreement was amended by First Amendment dated January 13, 1986; Second Amendment dated December 31, 1986; Third Agreement dated December 31, 1988; and Fourth Amendment dated December 31, 1988 (collectively the Agreement and all amendments shall be called the "Partnership Agreement"); and

     WHEREAS, Beck Management has changed its name to Beck Hospitality, Inc.

     NOW, THEREFORE, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto agree as follows:

     1. It is agreed that in all instances in the  Partnership  Agreement  where
The  Beck  Group   Management   Corporation  is  referenced,   hereinafter  Beck
Hospitality, Inc. shall be substituted therefor.

     2. Other than as provided above, the Partnership Agreement shall remain unaltered, in full force and effect.

     Signed with effect on the day and year first above written.

                                           BECK HOSPITALITY, INC.

                                           By: /s/ LOUIS S. BECK
                                              -----------------------------
                                           Louis S. Beck, President


                                           /s/ CARL BECK
                                           --------------------------------
                                           Carl Beck

                                FOURTH AMENDMENT
                         RESTATED PARTNERSHIP AGREEMENT

                              KINGS DOMINION LODGE

                                December 31, 1988

     Fourth Amendment to Restated Partnership Agreement made with effect this 31st day of December, 1988 by and between Carl Beck ("C. Beck") and The Beck Group Management Corporation ("Beck Management").

                                  WITNESSETH:

     WHEREAS, The Beck Group Incorporated and Elbe Properties entered into a Restated General Partnership Agreement dated with effect January 13, 1986 (the "Agreement"); and

     WHEREAS, C. Beck was admitted as a partner and the Agreement was amended by First Amendment To Restated Partnership Agreement dated with effect July 15, 1986 (the "First Amendment"); and

     WHEREAS, Beck Management and The Beck Group Incorporated were merged and to reflect that Beck Management was the successor to The Beck Group Incorporated,
C. Beck, Beck Management and Elbe Properties entered into a Second Amendment To Restated Partnership Agreement dated with effect December 31, 1986 (the "Second Amendment"); and

     WHEREAS, Elbe Properties ("Elbe") distributed its partnership interests in this Partnership to Beck Management, Louis S. Beck ("L. Beck") and Harry Yeaggy ("Yeaggy") on December 31, 1988, and to reflect same, C. Beck, Beck Management,
L. Beck and Yeaggy entered into a Third Amendment to Restated Partnership Agreement dated with effect December 31, 1988 (the "Third Amendment") (collectively the Agreement, First Amendment, Second Agreement and Third Amendment shall be called the "Partnership Agreement"); and

     WHEREAS, effective this day, L. Beck and Yeaggy have contributed their partnership interest in the Partnership to Beck Management; and

     NOW, THEREFORE, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto agree as follows:

     1. Paragraph 6 of the Partnership Agreement shall be modified to read as follows:

          "6. The names and addresses of the General Partners are as follows:

              Name                                 Address
              ----                                 -------
              The Beck Group Management            8534 E. Remper Road
              Corporation                          Cincinnati, Ohio 45249

              Carl Beck                            2604 E. Franklin Street
                                                   Richmond, Virginia 23223

     2. The allocation of profits, losses and cash flow provided in Paragraph 8 of the Partnership Agreement shall be modified as follows:

              The Beck Group Management Corporation    85%
              Carl Beck                                15%

     3. Other than as provided above, the Partnership Agreement shall remain unaltered, in full force and effect.

     Signed with effect on the day and year first above written.

                                     THE BECK GROUP MANAGEMENT
                                     CORPORATION


                                     By: /s/ LOUIS S. BECK
                                        -------------------------------
                                         Louis S. Beck, President

                                     /s/ CARL BECK
                                     ----------------------------------
                                     Carl Beck

Withdrawing General Partners:

AGREED:

/s/ LOUIS S. BECK
---------------------------
Louis S. Beck

/s/ HARRY YEAGGY
---------------------------
Harry Yeaggy

                               THIRD AMENDMENT TO

                         RESTATED PARTNERSHIP AGREEMENT
                              KINGS DOMINION LODGE
                                December 31, 1988

     Third Amendment to Restated Partnership Agreement made with effect this 31st day of December, 1988 by and between Carl Beck ("C. Beck"), The Beck Group Management Corporation ("Beck Management"), Louis S. Beck ("L. Beck") and Harry Yeaggy ("Yeaggy").

                                   WITNESSETH:

     WHEREAS, The Beck Group Incorporated and Elbe Properties entered into a Restated General Partnership Agreement dated with effect January 13, 1986 (the "Agreement"); and

     WHEREAS, C. Beck was admitted as a partner and the Agreement was amended by First Amendment To Restated Partnership Agreement dated with effect July 15, 1986 (the "First Amendment"); and

     WHEREAS, Beck Management and The Beck Group Incorporated were merged and to reflect that Beck Management was the successor to The Beck Group Incorporated,
C. Beck, Beck Management and Elbe Properties entered into a Second Amendment To Restated Partnership Agreement dated with effect December 31, 1986 (the "Second Amendment") (collectively the Agreement, First Amendment and Second Amendment shall be called the "Partnership Agreement"); and

     WHEREAS, Beck Management, L. Beck and Yeaggy have this day had distributed to them from Elbe Properties ("Elbe") all of Elbe's right, title and interest in the partnership.

     NOW, THEREFORE, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto agree as follows:

     1. Paragraph 6 of the Partnership Agreement shall be modified to read as follows:

          "6. The names and addresses of the General Partners are as follows:

              Name                            Address
              ----                            -------
              The Beck Group Management       8534 E. Kemper Road
              Corporation                     Cincinnati, Ohio 45249

              Carl Beck                       2604 E. Franklin Street
                                              Richmond, Virginia 23223

              Louis S. Beck                   Executive Court II
                                              2300 Corporate Blvd., N.W.
                                              Boca Raton, Florida 33431

              Harry Yeaggy                    7750 Ivygate Lane
                                              Cincinnati, Ohio 45242".

     2. The allocation of profits, losses and cash flow provided in Paragraph 8 of the Partnership Agreement shall be modified as follows:

              The Beck Group Management Corporation     70.3%
              Carl Beck                                   15%
              Louis S. Beck                           11.025%
              Harry Yeaggy                             3.675%

     3. Other than as provided above, the Partnership Agreement shall remain unaltered, in full force and effect.

     Signed with effect on the day and year first above written.

                                         THE BECK GROUP MANAGEMENT
                                         CORPORATION

                                         By: /s/ LOUIS S. BECK
                                            -------------------------------
                                           Louis S. Beck, President

                                         /s/ CARL BECK
                                         ----------------------------------
                                         Carl Beck

                                         /s/ LOUIS S. BECK
                                         ----------------------------------
                                         Louis S. Beck

                                         /s/ HARRY YEAGGY
                                         ----------------------------------
                                         Harry Yeaggy

Withdrawing General Partner:

AGREED:

Elbe Properties

By: /s/ LOUIS S. BECK
    -------------------------------
    Louis S. Beck, duly authorized
    general partner

                               SECOND AMENDMENT TO
                         RESTATED PARTNERSHIP AGREEMENT

                              KINGS DOMINION LODGE

                                December 31, 1986

     Second Amendment to Restated Partnership Agreement made with effect this 31st day of December, 1986 by and between The Beck Group Management Corporation ("Beck Management"), successor by merger to The Beck Group Incorporated ("Beck Group"), Elbe Properties ("Elbe") and Carl Beck ("C. Beck").

                                   WITNESSETH:

     WHEREAS, Beck Group and Elbe entered into a Restated General Partnership Agreement dated with effect June 13, 1986 (the "Agreement"); and

     WHEREAS, C. Beck was admitted as a partner and the Agreement was amended by First Amendment To Restated Partnership Agreement dated with effect July 15, 1986 (the "Amendment") (collectively the Agreement and Amendment shall be called the "Partnership Agreement"); and

     WHEREAS, Beck Group and Beck Management have been merged and the parties hereto desire to amend the Partnership Agreement to reflect that Beck Management is successor to Beck Group.

     NOW, THEREFORE, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto agree as follows:

     1. It is agreed that in all instances in the Partnership Agreement where The Beck Group Incorporated is referenced, hereinafter The Beck Group Management Corporation shall be substituted therefor.

     2. Other than as provided above, the Partnership Agreement shall remain unaltered, in full force and effect.

     Signed with effect on the day and year first above written.

                                            THE BECK GROUP MANAGEMENT
                                            CORPORATION

                                            By: /s/ LOUIS S. BECK
                                                ------------------------
                                                Louis S. Beck, President

                                            ELBE PROPERTIES

                                            By: /s/ LOUIS S. BECK
                                                ----------------------------
                                                Louis S. Beck, duly
                                                authorized general partner

                                            /s/ CARL BECK
                                            --------------------------------
                                            Carl Beck

                            ASSIGNMENT AND ASSUMPTION

                                December 31, 1988

     WHEREAS, attached hereto as Exhibit A is a Purchase Agreement by and between Carl Beck ("C. Beck") and Elbe Properties ("Elbe") (the "Purchase Agreement"); and

     WHEREAS, effective this day, Elbe did distribute to The Beck Group Management Corporation ("Beck Management"), Louis S. Beck ("Beck") and Harry Yeaggy ("Yeaggy") all its right, title and interest in and to the partnership known as Kings Dominion Lodge ("KDL"); and

     WHEREAS, the Purchase Agreement contains certain obligations and rights of Elbe as to C. Beck; and

     WHEREAS, Beck Management, Beck and Yeaggy desire to assume such obligations and obtain such rights from Elbe.

     NOW, THEREFORE, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto agree as follows:

     1. Elbe hereby assigns and transfers to Beck Management, Beck and Yeaggy all its rights and obligations set forth in the Purchase Agreement.

     2. Beck Management, Beck and Yeaggy hereby accept such assignment and agree to indemnify and hold Elbe harmless of and from any liability under the Purchase Agreement.

     Signed with effect the 31st day of December, 1988.

                                         ELBE PROPERTIES

                                         By: /s/ LOUIS S. BECK
                                             ------------------------------
                                             Louis S. Beck, duly
                                             authorized general partner

                                         THE BECK GROUP MANAGEMENT
                                         CORPORATION

                                         By: /s/ LOUIS S. BECK
                                            ------------------------------
                                            Louis S. Beck, President

                                         /s/ LOUIS S. BECK
                                         ----------------------------------
                                             Louis S. Beck, Individually

                                         /s/ HARRY YEAGGY
                                         ----------------------------------
                                             Harry Yeaggy, Individually

                        SECOND ASSIGNMENT AND ASSUMPTION

                                December 31, 1988

     WHEREAS, Carl Beck ("C. Beck") and Elbe Properties ("Elbe") did enter into a Purchase Agreement dated July 15, 1986 (the "Purchase Agreement"); and

     WHEREAS, effective this day, Elbe did distribute to The Beck Group Management Corporation ("Beck Management"), Louis S. Beck ("Beck") and Harry Yeaggy ("Yeaggy") all its right, title and interest in and to the partnership known as Kings Dominion Lodge ("KDL"); and

     WHEREAS, effective this day, Beck and Yeaggy did contribute to Beck Management all of their right, title and interest in and to KDL; and

     WHEREAS, the Purchase Agreement contains certain obligations and rights of Beck and Yeaggy (as assigned from Elbe) as to C. Beck; and

     WHEREAS, Beck Management desires to assume all such obligations and obtain such rights from Beck and Yeaggy.

     NOW, THEREFORE, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto agree as follows:

     1. Beck and Yeaggy hereby assign and transfer to Beck Management all their rights and obligations set forth in the Purchase Agreement.

     2. Beck Management hereby accepts such assignment and agrees to indemnify and hold Beck and Yeaggy harmless of and from any liability under the Purchase Agreement.

     Signed with effect the 31st day of December, 1988.

                                         THE BECK GROUP MANAGEMENT
                                         CORPORATION

                                         By: /s/ LOUIS S. BECK
                                            ------------------------------
                                            Louis S. Beck, President

                                         /s/ LOUIS S. BECK
                                         ----------------------------------
                                             Louis S. Beck, Individually

                                         /s/ HARRY YEAGGY
                                         ----------------------------------
                                             Harry Yeaggy, Individually

                               FIRST AMENDMENT TO
                         RESTATED PARTNERSHIP AGREEMENT

                              KINGS DOMINION LODGE

                                  July 15, 1986

     First Amendment to Restated Partnership Agreement made with effect this 15th day of July, 1986 by and between The Beck Group Incorporated ("Beck Group"), Elbe Properties ("Elbe") and Carl Beck ("C. Beck").

                                   WITNESSETH:

     WHEREAS, Beck Group and Elbe entered into a Restated General Partnership Agreement dated with effect January 13, 1986 (the "Partnership Agreement"); and

     WHEREAS, Beck Group and Elbe desire to admit C. Beck as a partner in the Partnership.

     NOW, THEREFORE, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto agree as follows:

     1. Paragraph 6 of the Partnership Agreement shall be modified to read as follows:

     "6.  The names and addresses of the General Partners are as follows:

          Name                              Address
          ----                              -------
          The Beck Group Incorporated       8534 E. Kemper Road
                                            Cincinnati, Ohio 45249

          Elbe Properties                   8534 E. Kemper Road
                                            Cincinnati, Ohio 45249

          Carl Beck                         2604 E. Franklin Street
                                            Richmond, Virginia 23223".

     2. The allocation of profits, losses and cash flow provided in Paragraph 8 of the Partnership Agreement shall be modified as follows:

                       Beck Group                 70%
                       Elbe Properties            15%
                       C. Beck                    15%

     3. Other than as provided above, the Partnership Agreement shall remain unaltered, in full force and effect.

     Signed with effect on the day and year first above written.

                                     THE BECK GROUP INCORPORATED

                                     By: /s/ LOUIS S. BECK
                                        ------------------------------
                                        Louis S. Beck, President

                                     ELBE PROPERTIES

                                     By: /s/ LOUIS S. BECK
                                        ------------------------------
                                        Louis S. Beck, duly
                                        authorized general partner

                                     /s/ CARL BECK
                                     ---------------------------------
                                     Carl Beck

                              PARTNERSHIP AGREEMENT
                              KINGS DOMINION LODGE

     This Partnership Agreement, entered into this 1 day of June, 1976, by and between KINGS DOMINION CORPORATION, a Virginia corporation (hereinafter sometimes referred to as "Kings"), and THE BECK GROUP INCORPORATED, a Virginia corporation (hereinafter sometimes referred to as "Beck"),

                              W I T N E S S E T H:

     WHEREAS, Kings is the owner of approximately ten (10) acres of land adjacent to the Kings Dominion Amusement Park located north of Richmond, Virginia (hereinafter sometimes referred to as "Real Property"); and

     WHEREAS, the parties desire to enter into a Partnership Agreement for the development and operation of a lodge on the aforesaid land;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The parties hereto hereby form a General Partnership composed of Kings and Beck as General Partners pursuant to the General Partnership Act of the Commonwealth of Virginia (the "Partnership").

     2. The Partnership shall be conducted under the firm name and style of "Kings Dominion Lodge." The principal place of business of the Partnership will be Hanover County, Virginia or such other place as the General Partners may decide.

     3. The Purpose and business of the Partnership shall be:

          A. to erect, construct, operate, manage, maintain and repair a lodge of approximately two hundred fifty (250) units and a restaurant on the Real Property in the general form and scope of the plans attached hereto as Exhibit "A";

          B. to buy, own, sell, convey, assign, mortgage or lease any personal property necessary to the operation of the abovesaid lodge and restaurant;

          C. to borrow money and issue evidences of indebtedness in furtherance of any or all of the objectives of its business; to secure the same by mortgage, pledge or other lien; and

          D. to enter into any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to the accomplishments of the purposes of this Partnership.

     4. A. The term of the Partnership shall begin as of the execution date of this Agreement and shall continue thereafter indefinitely subject to termination pursuant to the provisions of the Uniform Partnership Act of the Commonwealth of Virginia and also pursuant to the termination provisions hereinafter set forth.

     B. Either Partner may terminate this Agreement and this Partnership at any time within one hundred twenty (120) days hereof upon written notice to the other party if a written commitment for construction financing of the lodge and restaurant has not been secured by such time by the Partnership.

     5. Beck shall promptly prepare for execution by the two (2) Partners a Certificate of Partnership and cause the same to be filed in accordance with applicable law.

     6. The names and addresses of the General Partners are as follows:

          Name                                   Address
          ----                                   -------
          The Beck Group Incorporated            P.O. Box L
                                                 Cincinnati, Ohio  45242

          Kings Dominion Corporation             P.O. Box 166
                                                 Ashland, Virginia  23005

     7. A. Each of the Partners shall contribute to the capital of the Partnership the following amounts:

                   Kings             $300.00
                   Beck               700.00
                                   ---------
                   Total           $1,000.00

The foregoing capital contributions shall be paid in cash to the Partnership by each Partner within five (5) days after execution of this Agreement and shall be credited to the respective capital accounts of the Partners in the amounts shown.

     B. In addition to the foregoing, Kings shall make a special contribution to the capital of the Partnership of ten (10) acres of land, more or less, located adjacent to the Kings Dominion Amusement Park, north of Richmond, Virginia, a description of which is attached hereto as Exhibit "B" and made a part hereof ("Real Property"). Such special contribution to capital shall be made after a written commitment for construction financing of the lodge and restaurant has been obtained, as contemplated in Paragraph 4 B above, and upon such occasion as an outside financial source requires the placement of a first mortgage to secure such construction financing. The conveyance as herein contemplated shall be of all of Kings rights and interest in the Real Property. The Real Property shall be valued for purposes of the capital account of Kings in the Partnership in the amount of Four Hundred Twenty Thousand Dollars ($420,000).

     C. The Real Property shall be transferred to the Partnership by Kings with such title as shall be sufficient for the operations of the lodge as contemplated herein and without material claim or material interference with said operations by any third party. Kings represents that the Partnership may utilize presently existing access roads now being utilized which are under the control of the Kings Dominion Park, and further represents that the Partnership may tap in to those water, electricity, telephone, sanitary sewer and storm sewer facilities as presently exist in the areas abutting the Real Property, except where prevented by governmental authority or by the particular utility company.

     D. The Partnership shall erect any and all extensions and connections required for utilization of roads or tapping in to currently existing water, electricity, telephone, sanitary sewer and storm sewer facilities. Any and all fees and costs arising in connection with such utilization or tap ins shall be an expense of the Partnership.

     E. In the event that the written commitment for construction financing and funds obtained pursuant to such commitment, as contemplated in Paragraph 4 B, are insufficient for purposes of construction of the lodge and restaurant contemplated in Exhibit "A", Beck shall loan to the Partnership on the same interest basis and the same payment basis as the construction financing obtained by the Partnership, sufficient funds for completion of construction. In the event the Partnership at any time has inadequate funds available to conduct its business operations, Beck shall make a non-interest bearing loan to the Partnership of such amounts, if any, as are necessary to insure the continued business operations of the Partnership. Loans provided in this paragraph shall be repaid only after payment of all operating expenses, including license fee payments provided herein to Family Leisure Centers, Inc., but before distribution of cash flow to the General Partners as provided in Paragraph 9.

     F. No withdrawals, or distributions, from the capital accounts (which are those accounts arising from contribution made pursuant to Paragraphs 7 A and B hereof) shall be made to the Partners except upon termination of the Partnership. Until such time as the lodge is completed, any capital distribution in the event of termination shall be in kind.

     8. Contemporaneously herewith a License Agreement is being entered into between the Partnership and Family Leisure Centers, Inc., pursuant to which the Partnership shall obtain for the annual payment of Forty-six Thousand, Two Hundred Dollars ($46,200) the right to utilized the name "Kings Dominion" in connection with its lodge and restaurant operation and the referral of customers for lodge and restaurant business.

     9. The net earnings and losses of the Partnership for each fiscal year shall be allocated seventy per cent (70%) to Beck and thirty per cent (30%) to Kings. Cash flow arising with respect to each fiscal year of the Partnership shall be distributed to the Partners on the basis of a seventy per cent (70%) distribution to Beck and a thirty per cent (30%) distribution to Kings, provided no such distributions shall be made to the extent the operations of the Partnership's business are impaired. Distribution shall be made from time to time with respect to each fiscal year, but not later than one hundred twenty (120) days after the conclusion thereof. For purposes of this Agreement, "cash flow" shall mean the operating profits of the Partnership as determined in accordance with generally accepted accounting principles consistently applied (and specifically including as an operating expense the license fees contemplated in Paragraph 8) after deduction of the following to the extent not considered operating expenses:

               (1) first, all debt service charges other than service charges to Beck pursuant to loans made under Paragraph 7 E;

               (2) second, an amount equal to Twenty Thousand Dollars ($20,000) per year which shall be set aside as a reserve fund each year for utilization for capital improvements; and

               (3) thereafter, debt service charges to Beck pursuant to loans made under Paragraph 7 E.

Operating expenses and thereafter those items described in Sections (1), (2) and
(3) above shall be paid or reserved by the Partnership in the priority set forth with full satisfaction of operating expenses and thereafter each item in Sections (1), (2) and (3) in the priority indicated (including unpaid accruals from former years) before payment or reservation of the next item and before any distribution of cash flow.

     10. Beck shall be the Managing Partner of the Partnership and shall be vested with the following duties:

               A. to account faithfully and fully to the Partners with respect to all property of the Partnership and to furnish to each of the Partners from time to time accounting and operating reports;

               B. to manage the affairs of the Partnership, including the development and operation of the lodge, to employ, discharge and fix the compensation for all personnel required in the conduct of the Partnership business, and to enter into contracts for the operation of the Partnership including, without limitation, contracts for the day-to-day operation of the lodge and leasing of the lodge facilities;

               C. to designate those agents of the Partnership who shall have authority to bind the Partnership with reference to extensions of credit, bank transactions, and agreements of any nature; and

               D. to administer all labor relations matters relating to the Partnership, to promulgate and make policy and other decisions with respect to such labor relations, and to be responsible for the determination of all issues, matters and disputes which might arise between the Partnership and any of its employees.

Beck's rights as set forth in this Paragraph 10 are subject to the following specific limitations and rights of Kings:

                    (1) Kings shall have the right to approve any and all cash distributions or payments to any of the Partners;

                    (2) Kings shall have the right to approve any contract or other agreement between the Partnership and any member or any person affiliated with any Partner;

                    (3) Kings shall have the right to approve any additional business purpose of the Partnership other than that associated with operating the lodge and restaurant near the Kings Dominion Amusement Park;

                    (4) Kings shall have the right to approve: (i) general operating plans of the Partnership; (ii) quality control standards of operation; (iii) the affiliation with any national motel chain; (iv) general budgets for the operations of the lodge; (v) the expenditures of any sums in any fiscal year of the Partnership in excess of the general budget for the year; (vi) any contracts or other instruments for additional capital expenditures in excess of Ten Thousand Dollars ($10,000); (vii) the sale or transfer of any Partnership interest; (viii) the contribution of any additional funds from any Partner to the Partnership; (ix) all drawings, plans and specifications relating to the construction of the lodge; and (x) any sale, transfer, mortgage, assignment or refinancing of any Partnership property of a value of more than Two Hundred Fifty Thousand Dollars ($250,000);

                    (5) Beck shall not: (i) mortgage any Partnership property that does not contain a provision requiring notice of default to Kings and time to cure said default by Kings after such notice; (ii) assign Partnership property in trust for creditors or on the assignee's promise to pay the debts of the Partnership, nor confess any judgment against the Partnership; or (iii) commence construction of any building on the Real Property without written approval of the plans and specifications for such building from Kings.

     11. At such place as the Partners may from time to time select there shall be kept books of account, in which shall be entered fully and accurately each and every transaction of the Partnership, in accordance with generally accepted accounting principles consistently applied. All Partners shall have the right to inspect and examine such books at all reasonable times. The books shall be closed, balanced and audited at the end of each fiscal year. Annual audited statements showing the Partnership profits and losses for the fiscal year and indicating the share of profit or loss of each Partner for income tax purposes shall be prepared and distributed to all the Partners within a reasonable time after the close of each fiscal year.

     12. The funds of the Partnership shall be deposited in a separate bank account at a banking institution in the name of the Partnership and no funds not belonging to the Partnership shall be commingled with funds of the Partnership. The Partners, or their duly authorized agents, shall be authorized to draw checks upon said account and shall arrange for the appropriate conduct of such Partnership bank account; provided, however, that no funds shall be withdrawn from any such account except for a purpose provided for in this Agreement.

     13. The Partnership shall be dissolved without breach of this Agreement upon the happening of any one of the following events:

          A. the decision of all of the Partners to dissolve the Partnership;

          B. a sale of the Real Property with final cash payment received;

          C. adjudication of bankruptcy or insolvency of either Partner, an assignment by either Partner for the benefit of creditors or attachment of a Partner's interest by a creditor, which attachment remains unreleased for a period of thirty (30) days.

     14. Upon any event of dissolution of the Partnership specified in Paragraph 13, the Partnership business shall be terminated, its liabilities discharged, and its property distributed as hereinafter described. A proper accounting shall be made of the accounts of the Partnership and of each Partner thereto, and of the Partnership net income or Partnership net losses from the date of the last previous accounting to the date of dissolution.

     In the event dissolution is a result of one of the reasons set forth in Subparagraph 13 A or B, the Partners shall proceed to wind-up and terminate the Partnership affairs. In the event that the termination of the Partnership is the result of one of the reasons set forth in Subparagraph 13 C, a Liquidating Trustee may be appointed and such Liquidating Trustee shall have all the rights, powers and duties of the Partners in acting as the Liquidating Trustee.

     A reasonable period of time shall be allowed for the orderly termination of the Partnership's business, discharge of its liabilities and distribution of its remaining property so as to enable the Partnership to minimize the normal losses of the liquidation process.

     Upon the dissolution or termination of the Partnership, for any reason and by any means, the proceeds of such liquidation shall be applied and distributed in the following order of priority:

          A. the payment of debts and liabilities of the Partnership (other than any loans or advances that may have been made by any Partner) and to the expenses of liquidation or of the Liquidating Trustee;

          B. to the setting up of any reserves which the Partners or Liquidating Trustee may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Partnership or of the Partners, arising out of or in connection with the Partnership;

          C. to the payment of loans made by any Partner;

          D. to the payment of Four Hundred Twenty Thousand Dollars ($420,000) to Kings, but which may be satisfied by a distribution in kind of the special contribution to capital made by Kings pursuant to Paragraph 7 B;

          E. to the payment of the Partners' positive capital accounts on the books of the Partnership (with a reduction of Kings' capital account to reflect the distribution made pursuant to Paragraph D above); and

          F. any balance then remaining shall be distributed to the Partners in accordance with the amounts of their respective percentage interests in the sharing of profits of the Partnership.

     15. This Partnership Agreement shall not be construed to prevent or in any way limit the unrestricted rights of the parties to engage in and carry on any form or manner of other similar enterprise to that of the Partnership.

     16. Each Partner may charge to the Partnership reasonable management expenses, provided such expenses have been approved in advance by the other Partner. Kings specifically approves management expenses to be incurred by Beck to the extent and in the form attached hereto as Exhibit "C" and made a part hereof.

     17. Kings shall have the right to purchase all of Beck's right, title and interest in and to the Kings Dominion Lodge Partnership upon the occurrence of any of the following events:

          A. on or after twenty-five (25) years from the date hereof;

          B. in the event a majority of the shares of Beck at any time is not held by Robert D. Beck, Louis S. Beck, and James P.
     Carroll, or members of their immediate family;

          C. in the event the Partnership defaults on any material obligation to a third party; or

          D. in the event Beck defaults on any material obligation under this Partnership Agreement.

On and after the occurrence of any event set forth above, Kings may notify Beck of its desire and determination to purchase Beck's interest in the Partnership. Upon such notification, Beck shall notify Kings within ninety (90) days after receipt thereof of the price and terms of sale at which it is willing to sell its entire Partnership interest. Within ninety (90) days after receipt of Beck's offer, Kings shall notify Beck of its acceptance of Beck's price and terms of sale or of a counter-proposal price and terms of sale at which Kings desires to purchase. The parties thereafter shall engage in mutual negotiations to determine the final purchase price and terms of sale of the Partnership interest; provided that if they are unable to reach an agreement within ninety
(90) days after submittal of the counter-proposal by Kings, either party thereafter may submit the questions of price and terms of sale to an independent third arbitrator, whose determination as to price and terms of sale shall be final and binding on all parties. The arbitrator's authority, however, shall be limited to determining and awarding as the final price and terms of sale either the last price and terms of sale offered by Kings or the last price and terms of sale offered by Beck; the arbitrator's decision shall be determined on the basis of which last price and terms of sale most closely approximates the fair market value (taking into consideration the particular terms of sale) of Beck's Partnership interest. The arbitration, and proceedings relating thereto, shall be held in accordance with the rules and regulations of the American Arbitration Association.

     In the event either Beck or Kings desires at any time to sell all or any portion of its Partnership interest (but excepting from the provision hereof any sale by Kings in connection with a sale of Kings Dominion Amusement Park by Family Leisure Centers, Inc. or its successors and assigns), then such party upon obtaining a prospective buyer shall notify the other party of the name of the proposed buyer and the proposed price and terms of sale. The second party within ninety (90) days after receipt thereof may elect, by notice to the first party, to purchase the first party's interest in the Partnership at the price and upon the terms of sale offered by the outside prospective buyer. Upon such election, if any, by the second party, the parties shall consummate the sale to the second party within ninety (90) days after the date that notice of election to purchase is received by the first party. If the second party does not elect to purchase the interest of the first party, the first party may sell its interest to the prospective buyer at the price and upon the terms of sale stipulated in the original notice to the second party.

     18. Any and all notices called for under this Partnership Agreement shall be deemed adequately given only if in writing and sent by registered or certified mail, postage prepaid, to the party or parties for whom such notices are intended. All such notices, in order to be effective, shall be addressed to the last address of record on the Partnership books.

     19. This Partnership Agreement is not assignable by either party.

     20. The Partnership shall be on an accrual method of accounting and its fiscal year shall be for the period April 1st through March 31st.

     21. No amendment nor modification of this Agreement shall be made except by instrument in writing duly signed by the parties hereto.

     22. As an inducement to Kings to enter into this Partnership Agreement, the owners of Beck have contemporaneously herewith guaranteed the annual license fee of Forty-six Thousand, Two Hundred Dollars ($46,200) to Family Leisure Centers, Inc. as described in Paragraph 8 hereof. In the event any payments are made by any of said owners in satisfaction of said guaranty and suretyship, such payment shall be deemed a non-interest bearing loan from the particular owner or owners to the Partnership and treated for all purposes hereof (except for identity of the lender) as though it were a non-interest bearing loan from Beck to the Partnership under Paragraph 7 E.

     23. This Agreement will be construed in accordance with the laws of the Commonwealth of Virginia.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                       KINGS DOMINION CORPORATION

                                       By /s/ DUDLEY S. TAFT
                                          --------------------------

                                       THE BECK GROUP INCORPORATED

                                       By /s/ LOUIS S. BECK
                                          --------------------------

     As an inducement to Kings to enter into the aforesaid Agreement, the undersigned, jointly and severally agree to the provisions of Paragraph 22 thereof.

     IN WITNESS WHEREOF, the undersigned have executed this special agreement on the day and year first above written in the aforesaid Partnership Agreement.

                                            /s/ ROBERT D. BECK
                                       ------------------------------
                                              Robert D. Beck

                                            /s/ LOUIS S. BECK
                                       ------------------------------
                                              Louis S. Beck

                                          /s/ JAMES P. CARROLL
                                       ------------------------------
                                             James P. Carroll

                                  EXHIBIT "A"

     Plans and specifications are to be agreed upon by the Partners with the applicable documents to be initialed by appropriate representatives.

                                   EXHIBIT B

     The following is the approximate description:

     All that certain lot, piece or parcel of land, together with all improvements thereon and appurtenances thereunto belonging, lying and being in Beaverdam District, Hanover County, Virginia, containing 10.50 acres and more particularly described as follows:

     Beginning at a point on the Eastern right of way line of Interstate Route I-95, said point being located North 5 (degrees) 35' 38" West, 160 feet from an iron rod on the same right of way line; thence along the Eastern right of way line of Interstate Route I-95 North 5 (degrees) 35' 38" West,
     552.15 feet to a point; thence continuing along said right of way on an arc to the right having a length fo 241.14 feet, a radius of 1,202.34 feet and a cord North 0 (degrees) 10' 28" West, 240.73 feet to a point; thence continuing along said right of way North 5 (degrees) 34' 13" East; 20.79 feet to a point; thence continuing along said right of way on an arc to the right having a length of 5.07 feet, a radius of 532.96 feet and a cord North 5 (degrees) 50' 36: East, 5.07 feet to a point; thence along a line due East 595.00 feet to a point; thence along a line due South 745.00 feet to a point; thence along a line south 84 (degrees) 55'21" West, 541.45 feet to the point of beginning.

     Reference is hereby made to a plat of the property described, prepared by Associated Engineers & Surveyors, Ltd., dated May 21, 1976 for a more particular description.

                                  EXHIBIT "C"

     Management expenses are to be included in the operating plan to be approved by the Partners.